SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

June 15, 2010

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Sears Oil & Gas Corporation

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(Exact Name of Registrant as Specified in Its Charter)

Nevada

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(State or Other Jurisdiction of Incorporation)

333-151300	20-3455830
____________________________	____________________________
(Commission File Number)	(IRS Employer Identification No.)

351-B Linden Street, Ft. Collins, Colorado 80524

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 (Address of Principal Executive Offices) (Zip Code)

(970) 224-1189

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(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     .     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On June 13, 2010, Board of Directors of the Registrant dismissed Seale and Beers, CPAs, its independent registered public account firm. On the same date, June 13, 2010, the accounting firm of Patrick Rodgers, CPA was engaged as the Registrant's new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Seale and Beers, CPAs and the engagement of Patrick Rodgers, CPA as its independent auditor. None of the reports of Seale and Beers, CPAs on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Seale and Beers, CPAs whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Seale and Beers, CPAs' satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements, nor were there any up to and including the time of dismissal on June 13, 2010.

The registrant has requested that Seale and Beer, CPAs furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

b) On June 13, 2010, the registrant engaged Patrick Rodgers, CPA as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Patrick Rodgers, CPA regarding any of the matters set forth in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a) Not Applicable.

b) Not Applicable.

c) Exhibits

No.

Exhibits

16.1

Letter from Seale and Beers, CPAs, dated  June 15, 2010 to the Securities and Exchange Commission regarding statements included in this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2010

By: /s/ William C. Sears

Name: William C. Sears

Title: President

EXHIBIT INDEX

Exhibit

No.

Description of Exhibit

16.1

Letter from Seale and Beers, CPAs, dated  June 15, 2010 to the Securities and Exchange Commission regarding statements included in this Form 8-K

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